JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust U.S. Equity Portfolio

(the “Portfolio”)

(All Share Classes)

Supplement dated November 2, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated May 1, 2020, as supplemented

Effective immediately, the “Management” section of each Summary Prospectus and the “Risk/Return Summary — Management” section of each Prospectus are each deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Scott Davis	2017	Managing Director
David Small	2016	Managing Director

In addition, the “The Portfolio’s Management and Administration — The Portfolio Managers” section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio Managers

The portfolio managers primarily responsible for daily management of the Portfolio are Scott Davis, Managing Director of JPMIM and David Small, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Portfolio. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Mr. Small, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research Team from 2008 to 2016.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Additionally, effective immediately, all references to Susan Bao with respect to the Portfolio are deleted from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMITUSEP-PM-1120